UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 24, 2004


                                DATIGEN.COM, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

                Utah                     0-26027             87-0626333
                ----                     -------             ----------
     (State or other jurisdiction      (Commission          (IRS Employer
          of incorporation)             File Number)      Identification No.)

                             3191 North Canyon Road
                                Provo, Utah 84604
                    (Address of principal executive offices)
                                 (801) 373-3990
              (Registrant's telephone number, including area code)

                                 ---------------
         (Former name or former address, if changed since last report.)



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Section 5-Corporate Governance and Management
Item 5.01 Changes in Control of Registrant.

On November 24, 2004, certain shareholders, including Joseph F. Ollivier, the principal executive officer of Datigen.com, Inc. (the "Company"), entered into a Purchase and Sale Agreement which provided, among other things, for the sale of an aggregate of 305,850 shares of common stock, no par value, of the Company (the "Purchased Shares") to the individual buyers listed in such Purchase and Sale Agreements (the "Purchase Transaction"). The Purchased Shares represent an aggregate of 50.87% of the issued and outstanding share capital of the Company on a fully-diluted basis. The majority of the Purchased Shares (an aggregate of 180,500 shares, or 59% of the Purchased Shares) were purchased by Amir Uziel and the balance of the Purchased Shares were purchased by six unaffiliated foreign individuals. As a result of the transaction, Mr. Uziel holds directly 30% of the issued and outstanding share capital of the Company. The cash consideration for the Purchased Shares was from the buyers' personal funds.

There are no arrangements or understandings among members of both the former and new control group (i.e., Amir Uziel) and their associates with respect to the election of directors of the Company or other matters.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of November 24, 2004, in connection with the closing of the Purchase Transaction, (i) Matthew Haney and Aaron Ollivier, resigned as directors of the Company, (ii) Joseph F. Ollivier, resigned as President and Chief Executive Officer and Chief Financial Officer of the Company and (iii) the Board of Directors of the Company elected Amir Uziel, to serve as President and Chief Executive Officer and a director and Adam J. Somer to serve as Treasurer of the Company.

      In addition, Mr. Joseph Ollivier will resign from the Company's Board of Directors effective ten days after the delivery to the shareholders of the Company of an Information Statement pursuant to Rule 14f-1, expected to be mailed on or about December 1, 2004 (the "Effective Date"). It is contemplated that, effective ten days after the delivery of the Information Statement to the shareholders of the Company, Adam J. Somer and Robert Lubin will be appointed to the Board of Directors of the Company.



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Business Experience

The following is a brief account of the education and business experience of each director and executive officer during the past five years, and any other directorships held in reporting companies. There are no family relationships among the persons described below.

Amir Uziel, age 39, became the President and Chief Executive Officer and a director of the Company as of the close of business on November 24, 2004. From 1994 to the present, Mr. Uziel has been an economist for Amier Uziel Consult, a private company providing international business development and marketing advisory services to some of the leading Israeli companies. Prior thereto, Mr. Uziel was Sales and Marketing Manager of Hollandia Sleep Engineering Center Ltd., a furniture chain in Israel. Mr. Uziel received his B.A. from Tel Aviv University School of Economics and Accounting in 1991.

Adam J. Somer, age 32, became Treasurer of the Company as of the close of business on November 23, 2004 and will become a director of the Company on the Effective Date. From April 2001 to the present, Mr. Somer has been Chief
Executive Officer of Madison Strategic Partners LLC, a New York City based consulting company providing international business development and strategic planning services for emerging consumer products, communications and technology companies. Before joining Madison Strategic Partners, from October 1999 to April 2001, Mr. Somer was Director of Strategic Development of Deltathree, Inc., a NASDAQ listed company in the broadband telephone services industry. From October 1997 to September 1999, Mr. Somer was Product Manager at Deltathree, Inc., and from August 1996 to August 1997, Operations Manager/Director of Operations at the Net2Phone Division of the New York Stock Exchange listed telecommunications company, IDT Corp. Mr. Somer received his B.A. from Yeshiva University in 1995

Robert Lubin, age 31, , will become a director of the Company on the Effective Date. Mr. Lubin has been responsible for Customer Service Management at IDT
Corp. since October 2004. From April 2002 until July 2004, Mr. Lubin was the director of Employment at Sephardic Career Services. From September 1998 until April 2002 he was the director of Career Services at Yeshiva University, and from September 1996 until September 1998 worked in the human resources department at Assessment Solutions Inc. Since 1998, Mr. Lubin has been a Psychology instructor at Touro College. Mr. Lubin received his B.A. from Queens College in 1995, a M.A. in psychology from Columbia University in 1996 and a M.A. in educational psychology from Columbia University in 1996.

Each of the above directors holds or will hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

Currently there are no employment agreements or arrangements with any of the above persons.



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

There is no transaction during the last two years, or any proposed transactions, to which the Company was or is a party with any of the foregoing individuals or any member of their respective immediate family.

Section 8-Other Events

Item 8.01 Other Events.

On  November  8,  2004,  the  Board of  Directors  of the  Company  resolved  to contribute  all of the assets of the  Company's  concrete  cutting  business  to
Precision Concrete Cutting, Inc., an Utah corporation ("PCC") which is wholly-owned by the Company, in preparation for a distribution of the stock of such subsidiary to the shareholders of the Company. The restricted shares of PCC were distributed to the shareholders of the Corporation as of November 19, 2004. In connection with such distribution, the Company has no assets and no liabilities.

PCC agreed to indemnity the Company and its affiliates from any liabilities and expenses which may arise in connection with the ownership or operation of any of the assets or business of PCC, including without limitation any obligations arising from any liability of PCC assumed from the Company or related to the former business of the Company. For all the terms and conditions of the Indemnity Agreement, reference is hereby made to such agreement annexed hereto as Exhibit 10.1. All statements made herein concerning the foregoing agreement is qualified in its entirety by references to said exhibit.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      (a) Financial Information. Not applicable

      (b) Pro forma financial information. Not applicable

      (c) Exhibits

          Exhibit 10.1 Indemnity Agreement, dated November 22, 2004 between Precision Concrete Cutting, Inc. and the Company




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DATIGEN.COM, INC.
                                          (Registrant)

                                          By: /s/ Amir Uziel
                                          --------------------------------------
                                          President and Chief Executive Officer

Date:  November 30, 2004


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